Putnam
New
Opportunities
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-02

[GRAPHIC OMITTED: FRENCH HORN]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

The volatility and resistance to recovery that have marked the U.S. stock market for the past three years are clearly reflected in the results of Putnam New Opportunities Fund for the six months ended
December 31, 2002.

In this difficult environment, the fund underperformed its benchmark, but was in line with the average of its Lipper category. You will find the details on page 6. In the following report, your fund's management teams provide a discussion of the reasons behind these results and offer their outlook for the second half of the fiscal year.

In environments such as this, which has been especially difficult for the growth stocks in which the fund invests, it is important for long-term investors to look beyond the current, albeit extended, market malaise.

While no one can say for certain what the future holds, we believe that, given the length of the market's decline, history is on the side of a turn for the better. Investors with the fortitude to ride out this period of turbulence and uncertainty should eventually be rewarded for their patience.

As the markets work through their current difficulties, we want you to know how much we value your continued support. We believe that time will prove your decision justified.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 19, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Growth and
Specialty Growth teams

Putnam New Opportunities Fund delivered a loss for the semi annual period ended December 31, 2002. While the fund underperformed its benchmark, the Russell Midcap Growth Index, for the period, its results were in line with the average for Lipper's Multi-Cap Growth Funds category.

The fund's negative return in this semiannual period can be attributed primarily to the extremely difficult environment for equities and, in particular, for growth stocks that prevailed for the first half of the period. Many technology stocks in sectors such as electronics and software experienced large declines over the third quarter of 2002. While the fourth quarter saw a strong rally in growth stocks, it was not sufficient to overcome the extreme weakness in equities over the preceding three months. The fund's underperformance of the benchmark index can be attributed primarily to weakness in specific consumer finance and semiconductor holdings, as well as a lack of exposure to certain telecommunications services companies. The fund's performance was quite close to that of its peer group for the full six-month period, reflecting our efforts to provide more consistent performance by broadening the scope of fund holdings. More details can be found on page 6.

Total return for 6 months ended 12/31/02

      Class A          Class B           Class C           Class M
    NAV     POP      NAV     CDSC      NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
  -11.93% -16.99%  -12.25%  -16.64%  -12.24%  -13.12%  -12.14% -15.22%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* A TALE OF TWO QUARTERS

As the fund's semiannual period opened, stagnant economic indicators combined with the potential for war in Iraq to keep investors on edge. In addition, persistent concerns about corporate accounting practices were only partly eased by a new process instituted by the federal government, compelling company officers to certify corporate financial reports. Enduring the anniversary of the 9/11 attacks also contributed to investors' malaise. The technology sector was down sharply, with declines in electronics and software leading the decline. By the end of September, stock prices had been pushed down to what we considered extremely depressed levels, with many technology companies selling at or near the value of their available cash.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                     11.7%

Pharmaceuticals             8.7%

Health-care
services                    8.6%

Software                    7.9%

Electronics                 7.9%

Footnote reads:
*Based on net assets as of 12/31/02. Holdings will vary over time.

However, the last three months of the semiannual period were, by and large, a different story. A temporary resolution of the labor problems at west-coast docks helped to push October markets to their best monthly performance since January 1987, despite deteriorating leading indicators. November began with a rush of news, including confirmation of the Microsoft settlement, a national election, the resignation of the head of the SEC, and an interest-rate cut of half a percentage point by the U.S. Federal Reserve Board. Markets rose, but were increasingly dogged by fears of a disruptive war following Iraq's acceptance of U.N. weapons inspectors on November 13. As 2002 drew to a close, a combination of selling to lock in profits from earlier in the quarter and investor skittishness pushed the market down. The same technology stocks that bore the brunt of earlier market losses before leading the rally in October and November declined again in December.

* OPPORTUNITIES FOUND IN CONSUMER, TECHNOLOGY, AND HEALTH STOCKS

Consumer, technology, and health-care companies continue to afford, in our opinion, a significant proportion of the market's growth opportunities. Within the consumer stock segment of the portfolio, we are focusing on those companies that we believe are positioned to perform well in a slow-growth economy. These include companies like top-ten holding AutoZone, a leading auto parts retailer, as well as Wal-Mart, Target, and Kohl's, which have product lines less focused on discretionary items. Other consumer holdings include off-price retailers such as TJX (which encompasses Marshalls, TJ Maxx, HomeGoods, and several other stores) and Ross Stores. Both are positioned to attract value-conscious buyers.

Elsewhere in the consumer arena, we believe companies such as Apollo Group and Career Education Corp. offer attractive growth potential. These companies have an innovative business model, offering day and evening classes without the extensive investment in facilities and full-time tenured faculty of traditional educational institutions. With many adults seeking to enhance their skill sets in a tight economy, enrollment in such programs has been growing rapidly.

Fund Profile

Putnam New Opportunities Fund has a multi-cap strategy, seeking to invest in the highest-quality large-cap companies as well as small- and mid-cap growth companies. The fund's management teams seek to identify dynamic companies that are positioned in sectors believed to offer above-average growth potential. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small, midsize, and large companies.


The fund benefited over the period from exposure to a number of areas in the technology sector. QLogic, one of the fund's top ten holdings, and Emulex are computer hardware companies that are benefiting from the move to decentralized data storage networks. We believe that semiconductor makers such as Linear Technology and Maxim Integrated Products are positioned to experience cyclical growth as the economy recovers. The fund also holds software companies such as Symantec and Network Associates that are capitalizing on an increased corporate focus on security.

As the U.S. population ages, the demand for products and services related to health care will most likely continue to increase. The fund's investments in this arena are broadly diversified across pharmaceutical, services, medical device, and biotechnology companies. Given the difficult budgetary environment at both the federal and state levels, we are carefully monitoring downward pressure on reimbursement rates for Medicare and Medicaid patients and the resulting risk to service providers such as HMOs and hospitals. One outgrowth of an aging population is the increasing demand for orthopedic treatments such as hip and knee replacements. Zimmer, one of the fund's largest holdings, and Biomet are two companies helping to expand this market by developing technology to make these procedures feasible for younger patients with active lifestyles.

* FUND SOUGHT OPPORTUNITIES OUTSIDE OF TRADITIONAL GROWTH SECTORS

In the current economic climate of slower growth, we are casting a wide net in search of growth opportunities. This has led us to invest in sectors not traditionally viewed as growth oriented, including financial services and transportation. In doing so, we are looking for companies that are gaining market share in more mature industries or creating new opportunities for growth. Examples include discount rate airlines like Ryanair Holdings of Ireland, one of the fund's top ten holdings, that are pursuing a strategy of operating in less expensive secondary airports while flying with full passenger loads and high plane-utilization rates. This category also includes consumer-oriented regional banks that are gaining market share at the expense of large national banks because they can provide specialized or expanded services tailored to local needs.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Microsoft Corp.
Software

Westwood One, Inc.
Broadcasting

Pfizer, Inc.
Pharmaceuticals

QLogic Corp.
Electronics

General Electric Co.
Conglomerates

AutoZone, Inc.
Retail

The TJX Companies, Inc.
Retail

Lamar Advertising Co.
Advertising and marketing services

Ryanair Holdings PLC ADR (Ireland)
Airlines

Zimmer Holdings, Inc.
Medical technology

Footnote reads:
These holdings represent 14.4% of the fund's net assets as of 12/31/02. Portfolio holdings will vary over time.


* PROSPECTS FOR BUSINESS RECOVERY SUPPORT OPTIMISTIC OUTLOOK

Looking ahead, although the outlook is mixed, we see continued signs of economic strengthening. Economic data have been surprising more often on the upside, whereas downside surprises predominated last summer. The economy is also in transition; consumer spending has faded, as indicated by tepid sales during the recent holiday season, and we believe it no longer has the power to drive the economy. In our opinion, spending from the business sector will be the major force driving the economy in the year ahead. We believe that corporate profitability concerns reached their peak last autumn. Both Congress and the Fed currently seem inclined to err on the side of stimulus, which should provide some support. More broadly, stock valuations look attractive compared to fixed-income securities, and growth stocks in particular are trading at reasonable levels by the standards of recent history.

Geopolitical concerns -- tensions with Iraq and North Korea, fears of global terrorism -- and continued uncertainty about the outlook for corporate profits and spending will undoubtedly influence the market as well. Still, we are optimistic with respect to both the stock market and the portfolio as we enter the second half of the fund's fiscal year. In this environment, the fund will continue to look broadly for growth opportunities, with a focus on providing consistent performance.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Specialty Growth and Large-Cap Growth teams. The members of the Specialty Growth Team are Daniel Miller (Portfolio Leader), Kenneth Doerr (Portfolio Member), Dana Clark, Roland Gillis, Michael Mufson, Margery Parker, Anthony Sellitto, Richard Weed, and Eric Wetlaufer. The members of the Large-Cap Growth Team are Brian O'Toole (Portfolio Member), Tony Elavia, and David Santos.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended December 31, 2002. Performance should always be considered in light of a fund's investment strategy.

TOTAL RETURN FOR PERIODS ENDED 12/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (8/31/90)       (3/1/93)        (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months        -11.93% -16.99% -12.25% -16.64% -12.24% -13.12% -12.14% -15.22%
------------------------------------------------------------------------------
1 year          -30.63  -34.61  -31.13  -34.58  -31.14  -31.82  -30.97  -33.38
------------------------------------------------------------------------------
5 years         -24.41  -28.76  -26.95  -28.06  -27.15  -27.15  -26.27  -28.86
Annual average   -5.44   -6.56   -6.09   -6.38   -6.14   -6.14   -5.91   -6.58
------------------------------------------------------------------------------
10 years        105.89   94.10   91.94   91.94   91.03   91.03   95.90   89.08
Annual average    7.49    6.86    6.74    6.74    6.69    6.69    6.96    6.58
------------------------------------------------------------------------------
Annual average
(life of fund)   13.56   13.02   12.73   12.73   12.72   12.72   12.97   12.64
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/02

                               Russell Midcap          Consumer
                                Growth index          price index
------------------------------------------------------------------------------
6 months                          -9.59%                 1.06%
------------------------------------------------------------------------------
1 year                           -27.41                  2.43
------------------------------------------------------------------------------
5 years                           -8.78                 12.24
Annual average                    -1.82                  2.34
------------------------------------------------------------------------------
10 years                          91.40                 27.62
Annual average                     6.71                  2.47
------------------------------------------------------------------------------
Annual average
(life of fund)                    10.00                  2.65
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average cumulative return for the 434 funds in the Lipper Multi-Cap Growth Funds category over the 6 months ended 12/31/02 was -12.08%. Over the 1-, 5-, and 10-year periods ended 12/31/02, annualized returns for the category were -29.92%, -2.27%, and 6.74%, respectively.

PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 12/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
6/30/02          $32.28  $34.25    $29.72        $31.53    $30.82  $31.94
------------------------------------------------------------------------------
12/31/02          28.43   30.16     26.08         27.67     27.08   28.06
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

*The fund made no distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
December 31, 2002 (Unaudited)

COMMON STOCKS (100.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,592,200 Lamar Advertising Co. (NON)                                                        $120,877,530

Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
            225,400 L-3 Communications Holdings, Inc. (NON)                                              10,122,714

Airlines (1.6%)
-------------------------------------------------------------------------------------------------------------------
          3,036,631 Ryanair Holdings PLC ADR (Ireland) (NON)                                            118,914,470
          1,730,600 Southwest Airlines Co.                                                               24,055,340
                                                                                                      -------------
                                                                                                        142,969,810

Automotive (0.2%)
-------------------------------------------------------------------------------------------------------------------
            158,500 Johnson Controls, Inc.                                                               12,706,945
            147,100 Lear Corp. (NON)                                                                      4,895,488
                                                                                                      -------------
                                                                                                         17,602,433

Banking (3.1%)
-------------------------------------------------------------------------------------------------------------------
            247,000 Charter One Financial, Inc.                                                           7,096,310
            275,400 Fifth Third Bancorp                                                                  16,124,670
            333,300 Greenpoint Financial Corp.                                                           15,058,494
            343,600 Investors Financial Svcs. Corp.                                                       9,411,204
            193,800 M&T Bank Corp.                                                                       15,378,030
            563,800 National Commerce Financial Corp.                                                    13,446,630
          1,139,100 New York Community Bancorp, Inc.                                                     32,897,208
          1,454,600 North Fork Bancorp., Inc.                                                            49,078,204
            579,000 South Trust Corp.                                                                    14,388,150
            250,300 State Street Corp.                                                                    9,761,700
          2,007,000 TCF Financial Corp.                                                                  87,685,830
            149,300 Zions Bancorp.                                                                        5,874,806
                                                                                                      -------------
                                                                                                        276,201,236

Beverage (1.4%)
-------------------------------------------------------------------------------------------------------------------
            445,200 Coca-Cola Co. (The)                                                                  19,508,664
            427,400 Coca-Cola Enterprises, Inc.                                                           9,283,128
          1,612,800 Pepsi Bottling Group, Inc. (The)                                                     41,448,960
          1,350,600 PepsiCo, Inc.                                                                        57,022,332
                                                                                                      -------------
                                                                                                        127,263,084

Biotechnology (4.4%)
-------------------------------------------------------------------------------------------------------------------
            414,900 Affymetrix, Inc. (NON)                                                                9,497,061
          1,320,900 Amgen, Inc. (NON)                                                                    63,852,306
            763,100 Applera Corp.-Applied Biosystems Group                                               13,384,774
            349,700 Biogen, Inc. (NON)                                                                   14,008,982
          2,042,700 Celgene Corp. (NON)                                                                  43,856,769
            152,600 Chiron Corp. (NON)                                                                    5,737,760
            695,000 Genzyme Corp. (NON)                                                                  20,551,150
          2,492,000 Gilead Sciences, Inc. (NON)                                                          84,728,000
          1,303,900 IDEC Pharmaceuticals Corp. (NON)                                                     43,250,363
            279,500 IDEXX Laboratories, Inc. (NON)                                                        9,181,575
            522,200 InterMune, Inc. (NON)                                                                13,321,322
            337,000 Invitrogen Corp. (NON)                                                               10,544,730
            564,500 Ligand Pharmaceuticals, Inc. Class B (Private) (NON)                                  3,031,365
          1,510,402 MedImmune, Inc. (NON)                                                                41,037,622
            404,700 Scios, Inc. (NON)                                                                    13,185,126
             98,700 Trimeris, Inc. (NON)                                                                  4,252,983
                                                                                                      -------------
                                                                                                        393,421,888

Broadcasting (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,130,800 Entercom Communications Corp. (NON)                                                  53,057,136
            313,700 Hispanic Broadcasting Corp. (NON)                                                     6,446,535
            995,400 Radio One, Inc. Class D (NON)                                                        14,363,622
            501,500 Univision Communications, Inc. Class A (NON)                                         12,286,750
            379,200 Viacom, Inc. Class B (NON)                                                           15,456,192
          3,934,900 Westwood One, Inc. (NON)                                                            147,007,864
                                                                                                      -------------
                                                                                                        248,618,099

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
            568,714 Echostar Communications Corp. Class A (NON)                                          12,659,574

Capital Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
            125,900 Eaton Corp.                                                                           9,834,049

Chemicals (0.6%)
-------------------------------------------------------------------------------------------------------------------
            333,800 3M Co.                                                                               41,157,540
            179,100 Praxair, Inc.                                                                        10,346,607
                                                                                                      -------------
                                                                                                         51,504,147

Commercial and Consumer Services (3.1%)
-------------------------------------------------------------------------------------------------------------------
          2,150,600 CDW Computer Centers, Inc. (NON)                                                     94,303,810
          1,032,133 Choicepoint, Inc. (NON)                                                              40,758,932
          1,373,300 Cintas Corp.                                                                         62,828,475
            395,700 Ecolab, Inc.                                                                         19,587,150
          1,643,600 Paychex, Inc.                                                                        45,856,440
          1,108,000 Robert Half International, Inc. (NON)                                                17,849,880
                                                                                                      -------------
                                                                                                        281,184,687

Communications Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,381,200 Cisco Systems, Inc. (NON)                                                            44,293,720
          1,063,400 Extreme Networks, Inc. (NON)                                                          3,477,318
          2,275,902 Juniper Networks, Inc. (NON)                                                         15,476,134
          1,545,000 Polycom, Inc. (NON)                                                                  14,708,400
            539,277 QUALCOMM, Inc. (NON)                                                                 19,624,290
                                                                                                      -------------
                                                                                                         97,579,862

Computers (3.2%)
-------------------------------------------------------------------------------------------------------------------
          2,625,000 Dell Computer Corp. (NON)                                                            70,192,500
          2,667,682 Emulex Corp. (NON)                                                                   49,485,501
            992,954 Hewlett-Packard Co.                                                                  17,237,681
            425,600 IBM Corp.                                                                            32,984,000
          1,462,100 Lexmark International, Inc. (NON)                                                    88,457,050
            521,800 McDATA Corp. Class A (NON)                                                            3,704,780
          1,403,518 Network Appliance, Inc. (NON)                                                        14,035,180
          1,151,600 Symbol Technologies, Inc.                                                             9,466,152
            720,500 VeriSign, Inc. (NON)                                                                  5,778,410
                                                                                                      -------------
                                                                                                        291,341,254

Conglomerates (1.4%)
-------------------------------------------------------------------------------------------------------------------
          5,264,600 General Electric Co.                                                                128,193,010

Consumer Finance (0.5%)
-------------------------------------------------------------------------------------------------------------------
            601,000 AmeriCredit Corp. (NON)                                                               4,651,740
            799,100 Capital One Financial Corp.                                                          23,749,252
            887,100 MBNA Corp.                                                                           16,872,642
                                                                                                      -------------
                                                                                                         45,273,634

Consumer Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
            191,200 Alberto-Culver Co. Class B                                                            9,636,480
            316,600 Clorox Co.                                                                           13,059,750
            221,700 Newell Rubbermaid, Inc.                                                               6,724,161
            357,000 Procter & Gamble Co.                                                                 30,680,580
                                                                                                      -------------
                                                                                                         60,100,971

Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            453,193 Weight Watchers International, Inc. (NON)                                            20,833,282

Electric Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            260,000 Progress Energy, Inc.                                                                11,271,000

Electronics (7.9%)
-------------------------------------------------------------------------------------------------------------------
          2,357,400 Altera Corp. (NON)                                                                   29,066,742
          1,693,500 Analog Devices, Inc. (NON)                                                           40,423,845
            690,500 Broadcom Corp. Class A (NON)                                                         10,398,930
            446,300 Celestica, Inc. (Canada) (NON)                                                        6,292,830
          3,164,900 Integrated Device Technology, Inc. (NON)                                             26,490,213
          5,737,000 Intel Corp.                                                                          89,325,090
          1,645,000 Intersil Corp. Class A (NON)                                                         22,931,300
          2,506,200 Jabil Circuit, Inc. (NON)                                                            44,911,104
          2,031,900 Linear Technology Corp.                                                              52,260,468
          1,091,100 LSI Logic Corp. (NON)                                                                 6,295,647
          5,923,600 Marvell Technology Group, Ltd. (Bermuda) (NON)                                      111,719,096
          2,095,950 Maxim Integrated Products, Inc.                                                      69,250,188
            504,500 Micrel, Inc. (NON)                                                                    4,530,410
          1,427,400 Microchip Technology, Inc.                                                           34,899,930
          1,697,100 PMC - Sierra, Inc. (NON)                                                              9,435,876
          3,774,600 QLogic Corp. (NON)                                                                  130,261,446
          1,133,500 RF Micro Devices, Inc. (NON)                                                          8,308,555
             68,081 Semtech Corp. (NON)                                                                     743,445
            424,600 Silicon Laboratories, Inc. (NON)                                                      8,101,368
            382,800 Skyworks Solutions, Inc. (NON)                                                        3,299,736
                                                                                                      -------------
                                                                                                        708,946,219

Energy (5.4%)
-------------------------------------------------------------------------------------------------------------------
          2,140,600 BJ Services Co. (NON)                                                                69,162,786
            282,800 Cooper Cameron Corp. (NON)                                                           14,089,096
          1,725,600 ENSCO International, Inc.                                                            50,818,920
          3,005,859 GlobalSantaFe Corp.                                                                  73,102,491
          1,562,900 Halliburton Co.                                                                      29,241,859
          2,156,400 Nabors Industries, Ltd. (Barbados) (NON)                                             76,056,228
            432,500 National-Oilwell, Inc. (NON)                                                          9,445,800
          1,715,500 Patterson-UTI Energy, Inc. (NON)                                                     51,756,635
          1,594,200 Smith International, Inc. (NON)                                                      52,002,804
          1,083,300 Transocean Sedco Forex, Inc.                                                         25,132,560
            797,900 Weatherford Intl., Ltd. (NON)                                                        31,860,147
                                                                                                      -------------
                                                                                                        482,669,326

Financial (1.1%)
-------------------------------------------------------------------------------------------------------------------
            786,292 Citigroup, Inc.                                                                      27,669,615
          1,059,100 Fannie Mae                                                                           68,131,903
                                                                                                      -------------
                                                                                                         95,801,518

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
            569,589 Kraft Foods, Inc. Class A                                                            22,174,100
            716,400 Krispy Kreme Doughnuts, Inc. (NON)                                                   24,192,828
                                                                                                      -------------
                                                                                                         46,366,928

Gaming & Lottery (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,978,000 Harrah's Entertainment, Inc. (NON)                                                   78,328,800
            797,500 International Game Technology (NON)                                                  60,546,200
            292,400 MGM Mirage, Inc. (NON)                                                                9,640,428
                                                                                                      -------------
                                                                                                        148,515,428

Health Care Services (8.6%)
-------------------------------------------------------------------------------------------------------------------
          1,150,700 AdvancePCS (NON)                                                                     25,557,047
          1,827,700 AmerisourceBergen Corp.                                                              99,262,387
          1,303,800 Anthem, Inc. (NON)                                                                   82,009,020
            469,600 Cardinal Health, Inc.                                                                27,795,624
          6,674,700 Caremark Rx, Inc. (NON)                                                             108,463,875
          2,014,300 Community Health Systems, Inc. (NON)                                                 41,474,437
          1,171,400 Express Scripts, Inc. Class A (NON)                                                  56,274,056
            879,300 Fisher Scientific International, Inc. (NON)                                          26,449,344
            222,500 HCA, Inc.                                                                             9,233,750
          3,644,800 Health Management Associates, Inc.                                                   65,241,920
            646,800 Health Net, Inc. (NON)                                                               17,075,520
            724,300 Laboratory Corp. of America Holdings (NON)                                           16,832,732
          1,455,500 Manor Care, Inc. (NON)                                                               27,086,855
            442,100 Quest Diagnostics, Inc. (NON)                                                        25,155,490
            887,900 Triad Hospitals, Inc. (NON)                                                          26,486,057
            169,300 UnitedHealth Group, Inc.                                                             14,136,550
            403,900 Universal Health Svcs., Inc. Class B (NON)                                           18,215,890
            777,700 WellChoice, Inc. (NON)                                                               18,625,915
            952,300 Wellpoint Health Networks, Inc. (NON)                                                67,765,668
                                                                                                      -------------
                                                                                                        773,142,137

Insurance (1.5%)
-------------------------------------------------------------------------------------------------------------------
            275,800 ACE, Ltd. (Bermuda)                                                                   8,091,972
            221,000 AMBAC Financial Group, Inc.                                                          12,429,040
            675,500 American International Group, Inc.                                                   39,077,675
            297,100 Arthur J. Gallagher & Co.                                                             8,728,798
            322,700 Brown & Brown, Inc.                                                                  10,429,664
            150,600 Everest Re Group, Ltd. (Barbardos)                                                    8,328,180
            161,800 Progressive Corp. (The)                                                               8,030,134
          1,541,800 Willis Group Holdings, Ltd. (United Kingdom) (NON)                                   44,203,406
                                                                                                      -------------
                                                                                                        139,318,869

Investment Banking/Brokerage (0.7%)
-------------------------------------------------------------------------------------------------------------------
            140,200 Affiliated Managers Group (NON)                                                       7,052,060
            183,700 Bear Stearns Co., Inc. (The)                                                         10,911,780
            365,500 Federated Investors, Inc.                                                             9,272,735
            443,000 Franklin Resources, Inc.                                                             15,097,440
            278,000 Investment Technology Group, Inc. (NON)                                               6,216,080
            144,900 Legg Mason, Inc.                                                                      7,033,446
            255,700 T Rowe Price Group, Inc.                                                              6,975,496
                                                                                                      -------------
                                                                                                         62,559,037

Leisure (0.2%)
-------------------------------------------------------------------------------------------------------------------
            328,500 Harley-Davidson, Inc.                                                                15,176,700

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,156,900 Hilton Hotels Corp.                                                                  14,704,199

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            172,200 Ingersoll-Rand Co. Class A (Bermuda)                                                  7,414,932

Media (0.3%)
-------------------------------------------------------------------------------------------------------------------
            829,300 AOL Time Warner, Inc. (NON)                                                          10,863,830
            809,000 USA Interactive (NON)                                                                18,542,280
                                                                                                      -------------
                                                                                                         29,406,110

Medical Technology (5.4%)
-------------------------------------------------------------------------------------------------------------------
          5,118,200 Apogent Technologies, Inc. (NON)                                                    106,458,560
          2,457,500 Biomet, Inc.                                                                         70,431,950
            352,700 Charles River Laboratories International, Inc. (NON)                                 13,571,896
            316,700 Guidant Corp. (NON)                                                                   9,770,195
          1,168,007 Medtronic, Inc.                                                                      53,261,119
          1,275,900 St. Jude Medical, Inc. (NON)                                                         50,678,748
            429,400 Stryker Corp.                                                                        28,821,328
            701,100 Varian Medical Systems, Inc. (NON)                                                   34,774,560
          2,771,600 Zimmer Holdings, Inc. (NON)                                                         115,076,832
                                                                                                      -------------
                                                                                                        482,845,188

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,203,300 Kinder Morgan, Inc.                                                                  50,863,491

Oil & Gas (1.7%)
-------------------------------------------------------------------------------------------------------------------
            391,000 Burlington Resources, Inc.                                                           16,676,150
            490,900 EOG Resources, Inc.                                                                  19,596,728
            144,100 Kerr-McGee Corp.                                                                      6,383,630
            487,800 Murphy Oil Corp.                                                                     20,902,230
          2,504,600 Noble Corp. (NON)                                                                    88,036,690
                                                                                                      -------------
                                                                                                        151,595,428

Pharmaceuticals (8.7%)
-------------------------------------------------------------------------------------------------------------------
          1,014,600 Abbott Laboratories                                                                  40,584,000
          1,740,500 Allergan, Inc.                                                                      100,287,610
            440,000 Andrx Group (NON)                                                                     6,454,800
            637,500 Barr Laboratories, Inc. (NON)                                                        41,494,875
          1,537,600 Cephalon, Inc. (NON)                                                                 74,831,917
            466,200 Enzon, Inc. (NON)                                                                     7,794,864
            633,900 Forest Laboratories, Inc. (NON)                                                      62,261,658
            530,300 IVAX Corp. (NON)                                                                      6,432,539
          1,920,500 Johnson & Johnson                                                                   103,150,055
          3,360,601 King Pharmaceuticals, Inc. (NON)                                                     57,768,731
            316,100 Lilly (Eli) & Co.                                                                    20,072,350
            273,700 Medicis Pharmaceutical Corp. Class A (NON)                                           13,594,679
            818,200 Merck & Co., Inc.                                                                    46,318,302
          4,366,100 Pfizer, Inc.                                                                        133,471,677
            969,200 Pharmacia Corp.                                                                      40,512,560
            778,800 Wyeth                                                                                29,127,120
                                                                                                      -------------
                                                                                                        784,157,737

Publishing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            246,400 Tribune Co.                                                                          11,201,344

Railroads (0.1%)
-------------------------------------------------------------------------------------------------------------------
            412,900 Norfolk Southern Corp.                                                                8,253,871

Restaurants (1.1%)
-------------------------------------------------------------------------------------------------------------------
            296,700 Applebee's International, Inc.                                                        6,880,770
          2,170,700 Darden Restaurants, Inc.                                                             44,390,815
          2,153,400 Starbucks Corp. (NON)                                                                43,886,292
            276,600 Wendy's International, Inc.                                                           7,487,562
                                                                                                      -------------
                                                                                                        102,645,439

Retail (11.7%)
-------------------------------------------------------------------------------------------------------------------
            765,300 Advance Auto Parts, Inc. (NON)                                                       37,423,170
          1,722,500 AutoZone, Inc. (NON)                                                                121,694,625
          3,030,000 Bed Bath & Beyond, Inc. (NON)                                                       104,625,900
            519,702 Best Buy Cos., Inc. (NON)                                                            12,550,779
            472,200 Coach, Inc. (NON)                                                                    15,544,824
            281,000 Columbia Sportswear Co. (NON)                                                        12,482,020
          3,592,200 Dollar Tree Stores, Inc. (NON)                                                       88,260,354
          2,921,500 Family Dollar Stores, Inc.                                                           91,180,015
            676,900 Kohl's Corp. (NON)                                                                   37,872,555
          1,354,200 Lowe's Cos., Inc.                                                                    50,782,500
          1,046,000 Michaels Stores, Inc. (NON)                                                          32,739,800
          3,481,400 Office Depot, Inc. (NON)                                                             51,385,464
            252,800 Pier 1 Imports, Inc.                                                                  4,785,504
            860,700 Ross Stores, Inc.                                                                    36,485,073
          3,539,600 Staples, Inc. (NON)                                                                  64,774,680
            362,500 Talbots, Inc. (The)                                                                   9,979,625
            589,400 Target Corp.                                                                         17,682,000
          6,234,500 TJX Cos., Inc. (The)                                                                121,697,440
          1,806,200 Wal-Mart Stores, Inc.                                                                91,231,162
            570,500 Walgreen Co.                                                                         16,652,895
            649,900 Whole Foods Market, Inc. (NON)                                                       34,269,227
                                                                                                      -------------
                                                                                                      1,054,099,612

Schools (0.7%)
-------------------------------------------------------------------------------------------------------------------
            826,900 Apollo Group, Inc. Class A (NON)                                                     36,383,600
            668,500 Career Education Corp. (NON)                                                         26,740,000
                                                                                                      -------------
                                                                                                         63,123,600

Semiconductor Production Equipment (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,978,300 KLA-Tencor Corp. (NON)                                                               69,972,471
          3,064,300 LAM Research Corp. (NON)                                                             33,094,440
          2,379,000 Novellus Systems, Inc. (NON)                                                         66,802,320
          1,727,500 Teradyne, Inc. (NON)                                                                 22,474,775
                                                                                                      -------------
                                                                                                        192,344,006

Shipping (0.5%)
-------------------------------------------------------------------------------------------------------------------
            468,100 C.H. Robinson Worldwide, Inc.                                                        14,604,720
            824,200 Expeditors International of Washington, Inc.                                         26,910,130
                                                                                                      -------------
                                                                                                         41,514,850

Software (7.9%)
-------------------------------------------------------------------------------------------------------------------
          2,248,600 Adobe Systems, Inc.                                                                  55,767,529
            755,600 Amdocs, Ltd. (Guernsey) (NON)                                                         7,419,992
            439,900 BEA Systems, Inc. (NON)                                                               5,045,653
            750,900 BMC Software, Inc. (NON)                                                             12,847,899
            304,500 Business Objects SA ADR (France) (NON)                                                4,567,500
          1,792,600 Cadence Design Systems, Inc. (NON)                                                   21,134,754
          2,234,400 Cognos, Inc. (Canada) (NON)                                                          52,396,680
          2,154,300 Computer Associates International, Inc.                                              29,083,050
            816,000 Electronic Arts, Inc. (NON)                                                          40,612,320
            669,100 Internet Security Systems, Inc. (NON)                                                12,264,603
            432,700 Intuit, Inc. (NON)                                                                   20,302,284
            498,000 J.D. Edwards & Co. (NON)                                                              5,617,440
            616,400 Mercury Interactive Corp. (NON)                                                      18,276,260
          3,005,400 Microsoft Corp. (NON)                                                               155,379,180
          1,871,300 NETIQ Corp. (NON)                                                                    23,110,555
          3,125,100 Network Associates, Inc. (NON)                                                       50,282,859
          2,592,113 Oracle Corp. (NON)                                                                   27,994,820
          2,833,500 PeopleSoft, Inc. (NON)                                                               51,853,050
          1,719,200 Symantec Corp. (NON)                                                                 69,644,792
            285,200 Synopsys, Inc. (NON)                                                                 13,161,980
          1,950,800 TIBCO Software, Inc. (NON)                                                           12,055,944
            657,400 VERITAS Software Corp. (NON)                                                         10,268,588
          1,439,000 webMethods, Inc. (NON)                                                               11,828,580
                                                                                                      -------------
                                                                                                        710,916,312

Staffing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            968,100 Hewitt Associates, Inc. Class A (NON) (AFF)                                          30,679,089

Technology Services (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,925,000 Affiliated Computer Svcs., Inc. Class A (NON)                                       101,351,226
          2,111,300 BISYS Group, Inc. (The) (NON)                                                        33,569,670
            553,200 Concord EFS, Inc. (NON)                                                               8,707,368
            714,300 Convergys Corp. (NON)                                                                10,821,645
            816,600 DST Systems, Inc. (NON)                                                              29,030,130
          1,069,900 Fiserv, Inc. (NON)                                                                   36,323,105
          2,402,000 SunGard Data Systems, Inc. (NON)                                                     56,591,120
                                                                                                      -------------
                                                                                                        276,394,264

Telecommunications (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,509,000 CenturyTel, Inc.                                                                     73,714,420
          2,881,200 Citizens Communications Co. (NON)                                                    30,396,660
          2,566,500 Nextel Communications, Inc. Class A (NON)                                            29,643,075
            913,000 Western Wireless Corp. Class A (NON)                                                  4,838,900
                                                                                                      -------------
                                                                                                        138,593,055

Telephone (0.1%)
-------------------------------------------------------------------------------------------------------------------
            156,400 Telephone and Data Systems, Inc.                                                      7,353,928

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
            329,500 Jones Apparel Group, Inc. (NON)                                                      11,677,480

Tobacco (0.4%)
-------------------------------------------------------------------------------------------------------------------
            793,600 Philip Morris Cos., Inc.                                                             32,164,608

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------------------------------------------
            101,600 PACCAR, Inc.                                                                          4,686,808
                                                                                                     --------------
                    Total Common Stocks (cost $9,607,671,162)                                        $9,025,983,777


SHORT-TERM INVESTMENTS (1.9%) (a) (cost $169,536,182)
SHARES                                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------------
        169,536,182 Short term investments held in Putnam commingled cash account with yields ranging from 1.20% to 1.59% and due dates ranging
                    from January 2, 2003 to February 19, 2003 (d)                                      $169,536,182
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $9,777,207,344)                                          $9,195,519,959
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $8,992,811,454.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

  (d) See Note 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$9,777,207,344) (Note 1)                                                     $9,195,519,959
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,214,387
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,672,265
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    5,607,651
-------------------------------------------------------------------------------------------
Total assets                                                                  9,210,014,262

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,794,290
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                      193,965,305
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     12,281,108
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,755,515
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       664,791
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          5,923
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            5,787,055
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              948,821
-------------------------------------------------------------------------------------------
Total liabilities                                                               217,202,808
-------------------------------------------------------------------------------------------
Net assets                                                                   $8,992,811,454

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $16,339,184,407
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                        (36,121,343)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (6,728,564,225)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (581,687,385)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $8,992,811,454

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($6,133,452,177 divided by 215,739,904 shares)                                       $28.43
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $28.43)*                              $30.16
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,760,289,211 divided by 67,506,172 shares)**                                      $26.08
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($59,120,479 divided by 2,136,962 shares)**                                          $27.67
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($170,324,030 divided by 6,290,387 shares)                                           $27.08
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $27.08)*                              $28.06
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($869,625,557 divided by 29,802,979 shares)                                          $29.18
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                       $22,638,367
-------------------------------------------------------------------------------------------
Interest                                                                          1,080,845
-------------------------------------------------------------------------------------------
Total investment income                                                          23,719,212

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 25,299,513
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    9,778,614
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    82,970
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     29,244
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             8,154,337
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            10,888,467
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               324,788
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               695,927
-------------------------------------------------------------------------------------------
Other                                                                             5,491,140
-------------------------------------------------------------------------------------------
Total expenses                                                                   60,745,000
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (904,445)
-------------------------------------------------------------------------------------------
Net expenses                                                                     59,840,555
-------------------------------------------------------------------------------------------
Net investment loss                                                             (36,121,343)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1, 3 and 5) (including net realized loss of $6,123,936 on sales of investment in affiliated
issuers)                                                                     (1,371,262,481)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (873,936)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                276,095
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts,
and written options during the period                                            (6,281,458)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,378,141,780)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,414,263,123)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      December 31               June 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                  $(36,121,343)        $(119,437,875)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                   (1,371,860,322)       (3,006,508,087)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (6,281,458)       (3,375,642,424)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (1,414,263,123)       (6,501,588,386)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                  (1,489,007,090)       (2,586,368,633)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (2,903,270,213)       (9,087,957,019)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                11,896,081,667        20,984,038,686
-------------------------------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $36,121,343 and $--, respectively)             $ 8,992,811,454       $11,896,081,667
-------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                         Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $32.28       $47.97       $96.61       $65.61       $57.68       $44.47
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss                     (.08) (c)    (.22) (c)    (.37) (c)    (.54) (c)    (.32) (c)    (.25)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.77)      (15.47)      (38.81)       38.84        10.13        14.55
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.85)      (15.69)      (39.18)       38.30         9.81        14.30
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (9.46)       (7.30)       (1.88)       (1.09)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (9.46)       (7.30)       (1.88)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $28.43       $32.28       $47.97       $96.61       $65.61       $57.68
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (11.93)*     (32.71)      (43.10)       60.49        17.81        32.75
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $6,133,452   $7,683,016  $12,595,034  $21,138,863  $11,817,798  $10,163,386
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .54*         .98          .89          .86          .93          .98
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.29)*       (.57)        (.55)        (.64)        (.56)        (.49)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 20.15*       76.67        67.74        53.13        76.54        65.21
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $29.72       $44.50       $91.07       $62.51       $55.42       $43.08
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss                     (.18)(c)     (.48) (c)    (.77) (c)    (.98) (c)    (.66) (c)    (.62)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.46)      (14.30)      (36.34)       36.84         9.63        14.05
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.64)      (14.78)      (37.11)       35.86         8.97        13.43
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (9.46)       (7.30)       (1.88)       (1.09)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (9.46)       (7.30)       (1.88)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $26.08       $29.72       $44.50       $91.07       $62.51       $55.42
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (12.25)*     (33.21)      (43.48)       59.53        17.01        31.78
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,760,289   $2,739,100   $6,137,938  $12,343,996   $8,382,292   $7,950,848
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .91*        1.73         1.53         1.46         1.60         1.73
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.66)*      (1.32)       (1.19)       (1.24)       (1.23)       (1.24)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 20.15*       76.67        67.74        53.13        76.54        65.21
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                           December 31                          July 26, 1999+
operating performance               (Unaudited)     Year ended June 30     to June 30
----------------------------------------------------------------------------------------
                                        2002         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $31.53       $47.21       $95.94       $65.31
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                 (.19)        (.50)        (.82)       (1.13)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.67)      (15.18)      (38.45)       39.06
----------------------------------------------------------------------------------------
Total from
investment operations                  (3.86)      (15.68)      (39.27)       37.93
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (9.46)       (7.30)
----------------------------------------------------------------------------------------
Total distributions                       --           --        (9.46)       (7.30)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $27.67       $31.53       $47.21       $95.94
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (12.24)*     (33.21)      (43.53)       60.14*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $59,120      $79,149     $136,417     $118,720
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .91*        1.73         1.64         1.50*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.66)*      (1.32)       (1.29)       (1.30)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 20.15*       76.67        67.74        53.13
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $30.82       $46.03       $93.63       $64.05       $56.65       $43.91
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss                     (.15) (c)    (.40) (c)    (.69) (c)    (.93) (c)    (.58) (c)    (.49)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.59)      (14.81)      (37.45)       37.81         9.86        14.32
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.74)      (15.21)      (38.14)       36.88         9.28        13.83
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (9.46)       (7.30)       (1.88)       (1.09)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (9.46)       (7.30)       (1.88)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $27.08       $30.82       $46.03       $93.63       $64.05       $56.65
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (12.14)*     (33.04)      (43.38)       59.71        17.19        32.09
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $170,324     $223,964     $411,251     $770,194     $491,209     $444,325
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .79*        1.48         1.39         1.36         1.43         1.48
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.54)*      (1.07)       (1.05)       (1.14)       (1.06)        (.99)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 20.15*       76.67        67.74        53.13        76.54        65.21
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                         Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $33.09       $49.05       $98.28       $66.49       $58.28       $44.82
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.13)        (.21)        (.34)        (.19)        (.13)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.86)      (15.83)      (39.56)       39.43        10.28        14.68
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.91)      (15.96)      (39.77)       39.09        10.09        14.55
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (9.46)       (7.30)       (1.88)       (1.09)
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (9.46)       (7.30)       (1.88)       (1.09)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $29.18       $33.09       $49.05       $98.28       $66.49       $58.28
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (11.82)*     (32.54)      (42.96)       60.88        18.11        33.05
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $869,626   $1,170,852   $1,703,399   $2,684,761   $1,032,022     $476,037
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .41*         .73          .64          .61          .68          .73
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.16)*       (.32)        (.30)        (.39)        (.32)        (.24)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 20.15*       76.67        67.74        53.13        76.54        65.21
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam New Opportunities Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M and class Y shares. Effective January 21, 2003 the fund will begin offering class R shares. These shares will have no front-end or back-end sales charge, but will have a 0.50% 12b-1 fee. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $4,537,914,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on June 30, 2010.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2003 approximately $641,111,000 of losses recognized during the period July 1, 2001 to June 30, 2002.

The aggregate identified cost on a tax basis is $9,954,884,916, resulting in gross unrealized appreciation and depreciation of $996,877,470 and $1,756,242,427, respectively, or net unrealized depreciation of $759,364,957.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2002, the fund's expenses were reduced by $904,445 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,499 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended December 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $313,674 and $7,371 from the sale of class A and class M shares, respectively, and received $1,899,425 and $8,188 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2002, Putnam Retail Management, acting as underwriter received $17,396 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,000,726,364 and $3,419,050,798, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options outstanding
at beginning of period                         962,946          $1,795,689
---------------------------------------------------------------------------
Options opened                               3,090,505           3,936,662
Options exercised                           (1,376,464)         (1,104,471)
Options expired                             (1,970,542)         (2,943,748)
Options closed                                (706,445)         (1,684,132)
---------------------------------------------------------------------------
Written options outstanding
at end of period                                    --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At December 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,254,620        $848,203,414
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            29,254,620         848,203,414

Shares repurchased                         (51,523,416)     (1,478,209,141)
---------------------------------------------------------------------------
Net decrease                               (22,268,796)      $(630,005,727)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 62,573,325      $2,445,682,974
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            62,573,325       2,445,682,974

Shares repurchased                         (87,135,355)     (3,349,717,926)
---------------------------------------------------------------------------
Net decrease                               (24,562,030)      $(904,034,952)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,587,832         $68,956,408
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,587,832         $68,956,408

Shares repurchased                         (27,246,039)       (724,079,225)
---------------------------------------------------------------------------
Net decrease                               (24,658,207)      $(655,122,817)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,011,423        $289,869,585
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             8,011,423         289,869,585

Shares repurchased                         (53,779,557)     (1,931,379,581)
---------------------------------------------------------------------------
Net decrease                               (45,768,134)    $(1,641,509,996)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    174,449          $4,937,623
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               174,449           4,937,623

Shares repurchased                            (547,820)        (15,288,956)
---------------------------------------------------------------------------
Net decrease                                  (373,371)       $(10,351,333)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    697,816         $26,877,383
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               697,816          26,877,383

Shares repurchased                          (1,077,087)        (40,587,722)
---------------------------------------------------------------------------
Net decrease                                  (379,271)       $(13,710,339)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    449,594         $12,392,305
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               449,594          12,392,305

Shares repurchased                          (1,425,477)        (39,236,654)
---------------------------------------------------------------------------
Net decrease                                  (975,883)       $(26,844,349)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,148,993         $42,919,534
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,148,993          42,919,534

Shares repurchased                          (2,817,021)       (103,146,741)
---------------------------------------------------------------------------
Net decrease                                (1,668,028)       $(60,227,207)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,788,550        $142,382,272
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             4,788,550         142,382,272

Shares repurchased                         (10,371,851)       (309,065,136)
---------------------------------------------------------------------------
Net decrease                                (5,583,301)      $(166,682,864)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,049,206        $518,001,876
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            13,049,206         518,001,876

Shares repurchased                         (12,393,459)       (484,888,015)
---------------------------------------------------------------------------
Net increase                                   655,747         $33,113,861
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                                     Purchase              Sales              Dividend              Market
Affiliates                               cost               cost                Income               Value
-----------------------------------------------------------------------------------------------------------
Name of affiliate
-----------------------------------------------------------------------------------------------------------
Apogent Technologies, Inc.                $--        $41,332,048                   $--                  $--
Hewitt Associates, Inc. Class A    17,513,662                 --                    --           30,679,089
-----------------------------------------------------------------------------------------------------------
  Totals                          $17,513,662        $41,332,048                   $--          $30,679,089

Market values are shown for those securities affiliated at period end.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Daniel L. Miller
Vice President

Brian P. O'Toole
Vice President

Eric M. Wetlaufer
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA013-84118  852/358/983/526  2/03


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam New Opportunities Fund
Supplement to Semiannual Report dated 12/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/02

                                                                        NAV

6 months                                                             -11.82%
1 year                                                               -30.46
5 years                                                              -23.44
Annual average                                                        -5.20
10 years                                                             110.35
Annual average                                                         7.72
Life of fund (since class A inception, 8/31/90)
Annual average                                                        13.76

Share value:                                                            NAV

12/31/01                                                             $41.96
12/31/02                                                             $29.18

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.